SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2006

KAIROS HOLDINGS INC.
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Exact Name of Registrant Specified in Charter

Nevada	000-27277	88-0503197
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7658 Municipal Dr., Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

(407)-370-4300
Registrant's telephone number, including area code:
(Former Name or Former Address, if Changed Since Last Report)

Item 2.1 Completion of Acquisition or Disposition of Assets.

Company issues press release on Letter of Intent with United Prescription Services Inc.

Item 9.01 Financial Statement, Pro Forma Financial Information AND EXHIBITS.

(c) Exhibits.

99.1	Company Press Release on ESPG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

Date: April 7, 2006	By:	/s/ Charles Broes
Charles Broes
CEO

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Company issues Press Release on LOI with United Prescription Services Inc.